                                                                     File No. 811-2918

                                                                     Rule 497 (e)

DUPREE MUTUAL FUNDS

SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 1, 2007

An error in the printing of the Prospectus has been discovered to have occurred on page 26. The section entitled “Frequent Purchases and Redemption of Fund Shares” should have read:

Frequent purchases and redemptions by a shareholder in any Series of the Trust may be disruptive of our efforts to maximize the yield of the Series because it may mean that cash is not invested or that borrowing to pay redemption proceeds may be necessary. Management of the Trust monitors trading practices of shareholders and has not detected patterns of frequent purchases and redemptions. Accordingly, the Trustees have elected not to adopt a policy or procedure to restrict such practices, but reserve the right to do so if frequent trading practices are detected. As stated above, we reserve the right to reject any order to purchase shares or to delay payment of redemption proceeds seven days if to do otherwise would negatively affect existing shareholders.

Please keep this supplement for future reference

January 07, 2008